1© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. Welcome to 2026 Analyst Day Matt Bacso VP, Investor Relations 2 This presentation and accompanying oral presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial results of PROCEPT BioRobotics Corporation (the “Company”). Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management’s current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the rate and degree of market acceptance of the AQUABEAM and HYDROS Robotic Systems and Aquablation therapy and descriptions of the Company’s revenues, gross margin, profitability, operating expenses, or procedure growth and installed base growth, (ii) the establishment and maintenance of consistent and favorable payment policies for Aquablation therapy, (iii) the rate of growth of the commercial sales and marketing organization and the ability to manage this anticipated growth, (iv) the impact on volumes of elective procedures performed by health care providers and hospital medical device budgets, (v) the effects of increased competition as well as innovations by new and existing competitors in the market for competitive treatments, (vi) the ability to obtain the required regulatory approvals and clearances to market and sell our products in certain other countries, (vii) the development and protection of future innovation, (viii) dependence on a limited number of third-party suppliers for components of our products (ix) the maintenance of intellectual property rights and the ability to operate the business without infringing the intellectual property rights and proprietary technology of third parties, (x) the successful completion of clinical trials and (xi) the adoption of our technology for expanding or additional indications. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on February 26, 2026 and subsequent quarterly reports on Form 10-Q, available at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell PROCEPT BioRobotics securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements. Safe Harbor Statement © 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. 3 In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation and the accompanying oral statements include certain non-GAAP financial measures, which include non-GAAP Adjusted EBITDA. The Company defines Adjusted EBITDA as net income (loss) earnings before interest expense, taxes, depreciation and amortization and stock-based compensation expense. The Company believes that presenting Adjusted EBITDA provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, such measures may exclude significant expenses required by GAAP to be recognized in our financial statements. Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Non-GAAP financial measures are not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for or superior to financial information presented in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. Use of Non-GAAP Financial Information © 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. 4© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. The Next Chapter for PROCEPT Larry L Wood Chief Executive Officer

5 A Large, Underpenetrated BPH Market with a Disciplined Path to Growth • BPH is significantly undertreated • Many patients fear the procedure more than their condition • Delaying treatment significantly impacts QOL Aquablation penetration ~10% ~400K annual BPH surgical procedures treated or previously treated with medication actively on medication6.7M discontinued drug therapy1.1M 8M ~40 MILLION U.S. men living with BPH 1. Vuichoud C, Loughlin KR. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6. PMID: 26497338. 2. Based on management estimates and data provided by AcuityMD, Dec 19, 2026 Data Release, US market estimates, Q4 2024 – Q3 2025 6 PROCEPT Biorobotics Stands on a Strong Foundation The Next Chapter Accelerate Procedure Growth Drive Path to Profitability Advance Evidence and Innovation Deep Clinical Evidence Base Game-changing Technology We are now moving from establishing Aquablation® as a therapy to leading BPH treatment Data on File at PROCEPT BioRobotics 7 Growing Procedures and Install Base Paired With Strong Reimbursement 0 10000 20000 30000 40000 50000 60000 2023 2024 2025 Worldwide Aquablation Procedures >125K Category I Reimbursement as of January 1, 2026 >900 global install base patients treated worldwide Aquablation is ready to move to the standard of care Data on File at PROCEPT BioRobotics 8 Benefits of Improved Organizational Discipline DRIVE PATH TO PROFITABILITY Data on File at PROCEPT BioRobotics Two positive structural effects: Higher-than-expected ASP and improved quality and predictability of revenue 115% 120% 77% 100% 2022 - 2024 1Q25 - 3Q25 4Q25 2026 % HP to Procedure $3.15 $3.19 $3.34 $3.50 2022 - 2024 1Q25 - 3Q25 4Q25 2026 HP Pricing ($000) +9% YOY

ACCELERATE PROCEDURE GROWTH

Realignment of the Commercial Organization

HISTORICAL MODEL

- Clinical Procedure Support
- Sales Support
- Capital

Distinct management structures, independent goals and incentives

REALIGNMENT

- Procedure Team
- Area Vice Presidents
- Regional Directors
- Sales Support
- Clinical Procedure Support

This realignment enables a single point of accountability at the regional level and drives focus on procedure growth

PROCEPT 9

We Have Formed Dedicated Launch Teams

HISTORICAL MODEL

- Capital Team
- Procedure Team
- Grow existing procedures
- Launch New Accounts

NEW LAUNCH TEAM MODEL

- Capital Team
- Procedure Team
- Launch New Accounts
- Grow existing procedures

- Capital Rep
- Strong clinical support
- Strong sales support
- Reimbursement support

PROCEPT 10

We Have Formed Dedicated Launch Teams

NEW LAUNCH TEAM MODEL

- Capital Team
- Procedure Team
- Launch New Accounts
- Grow existing procedures

- Capital Rep
- Strong clinical support
- Strong sales support
- Reimbursement support

In pilot accounts in Q42025, we saw a ~50% reduction in time from PO to first ten cases

The net result is a dedicated launch team of experts who standardize the pathway for training, reimbursement, and patient education in new accounts

Data on File at PROCEPT BioRobotics

PROCEPT 11

ACCELERATE PROCEDURE GROWTH

Greenfield Placements Remain Core to Capital Revenue

- Greenfield Placements Remain Primary Driver
- Targeted Replacement Strategy — ~70% of Greenfield unit ASP
- Exploring Leasing Pilots

Alternative capital acquisition strategies enable us to expand access to additional customer groups

PROCEPT 12

PROCEPT BioRobotics®

Making the Clinical Case for Aquablation



© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved.

ACCELERATE PROCEDURE GROWTH

Supported by a Robust Body of Evidence


Five-year outcomes for Aquablation therapy compared to TURP: results from a double-blind, randomized trial in men with LUTS due to BPH
THE JOURNAL of UROLOGY
Aquablation Therapy in Large Prostates (80-150 mL) for Lower Urinary Tract Symptoms Due to Benign Prostatic Hyperplasia: Final WATER II 5-Year Clinical Trial Results
eau
WATER III: A Prospective, Partially Randomized Trial of Aquablation Therapy Versus Transurethral Laser Enucleation of the Prostate for Treatment of Lower Urinary Tract Symptoms
Prostatic Disease & Male Voiding
Aquablation at 4-years: Real World Data From the Largest Single-center Study With Associated Outcomes Follow-up
Journal of Clinical Medicine
MDPI
First Multi-Center All-Comers Study for the Aquablation Procedure
BJUI
Original Article
Aquablation for benign prostatic hyperplasia: real-world prostate size relevance and bleeding events across 6 years

Data from thousands of patients published with ~250 PubMed citations

PROCEPT 14

ACCELERATE PROCEDURE GROWTH

Aquablation is Growing Within the BPH Category


All BPH Volume Trends (Excluding TURP)
100,000
50,000
-
2020
2021
2022
2023
2024
2025
2026 E*
Rezum
Urolift
Aquablation
Enucleation
Greenlight
Simple Prostatectomy

Aquablation trending towards becoming the leading modern surgical BPH treatment

Data on File at PROCEPT BioRobotics
Based on management estimates and data provided by AcuityMD, Dec 19, 2026 DataRelease, US market estimates,Q4 2024 – Q3 2025. FY 2025 and 2026 volumes for competitive procedures are estimates based on historical data.

PROCEPT 15

ACCELERATE PROCEDURE GROWTH

Aquablation is Closing the Gap with TURP


Resective BPH Volume Trends
250,000
200,000
100,000
-
2020
2021
2022
2023
2024
2025
2026 E*
Aquablation
Enucleation
Greenlight
Simple Prostatectomy
TURP

Aquablation is now the leading resective BPH treatment – second only to TURP

Data on File at PROCEPT BioRobotics
Based on management estimates and data provided by AcuityMD, Dec 19, 2026 DataRelease, US market estimates,Q4 2024 – Q3 2025. FY 2025 and 2026 volumes for competitive procedures are estimates based on historical data.

PROCEPT 16

ACCELERATE
PROCEDURE GROWTH

Aquablation Delivers a Complete Solution Across All Prostate Sizes


PRIORITIZE
Sexual Function and Continence Preservation
Symptom Relief
Non-Resective
TURP & PVP
MIST
Enucleation & Simple
AQUABLATION®
A COMPLETE SOLUTION FOR BPH
PRIORITIZE
Symptom Relief
Sexual Function and Continence Preservation
Resective

Complete Symptom Relief
Preserved Sexual and Urinary Function
One Procedure Only

PVP = Photovaporization of Prostate; MIST: Minimally Invasive Surgical Technology; BPH size ranges: AUA Guidelines: Management of Lower Urinary Tract Symptoms Attributed to Benign Prostatic Hyperplasia (BPH): AUA Guideline Amendment 2023; Tanneru et al: An Indirect Comparison of Newer Minimally Invasive Treatments for Benign Prostatic Hyperplasia: A Network Meta-Analysis Model, Journal of Endourology, 2020

PROCEPT 17

ACCELERATE
PROCEDURE GROWTH

Physicians Often Take a Stepwise Approach to Treatment


Resective procedure
Non-resective procedures
Medical Management

Physicians Start with the Least Invasive Option, Then the Next Least Invasive Option

Market research data on file

PROCEPT 18

ACCELERATE
PROCEDURE GROWTH

Most Important Factors Impacting Which Surgery to Choose


Risk of bladder control issues after surgery 68%
Minimizing the likelihood of needing another procedure/surgery 64%
Magnitude of symptom relief 58%
Recovery time and ease 51%
Risk of erectile dysfunction 49%
Risk of needing a catheter after surgery (for 1-3 days) 33%
Risk of "dry ejaculation" 26%
The specific mechanism of action (how the procedure is performed) 23%
Whether prostate tissue is physically removed during the procedure or not 22%
Reviews from other patients 19%
If general anesthesia is required or not 18%
Whether small implants are left inside my body or not 17%
# of years of clinical data available 17%
Where the procedure is performed (e.g., hospital, doctor's office, etc.) 17%
Whether an overnight hospital stay is required or not 13%
Whether a robotic arm is used to assist the surgeon or not 6%

Q31. Of these factors, which are the top five most important to you personally in terms of choosing which procedure/surgery to get for your BPH/enlarged prostate? (Select 5) N = 250

PROCEPT 19

Most Important Factors Impacting Which Surgery to Choose


Risk of bladder control issues after surgery 68%
Minimizing the likelihood of needing another procedure/surgery 64%
Magnitude of symptom relief 58%
Recovery time and ease 51%
Risk of erectile dysfunction 49%
Whether prostate tissue is physically removed during the procedure or not 22%
Reviews from other patients 19%
If general anesthesia is required or not 18%
Whether small implants are left inside my body or not 17%
# of years of clinical data available 17%
Where the procedure is performed (e.g., hospital, doctor's office, etc.) 17%
Whether an overnight hospital stay is required or not 13%
Whether a robotic arm is used to assist the surgeon or not 6%

Q31. Of these factors, which are the top five most important to you personally in terms of choosing which procedure/surgery to get for your BPH/enlarged prostate? (Select 5) N = 250

PROCEPT 20

21 These procedures involve a 24F catheter in the urethra – no one wants that more than once Patients deserve to have a procedure that offers a complete solution with the best opportunity to avoid a second intervention ACCELERATE PROCEDURE GROWTH 22Rubin B, et al. National review of re-operation rates for modern benign prostatic hyperplasia procedures using a live claims database. Abstract IP03-06. Study Design: Retrospective observational study utilizing the TriNetX database (2004–2024), AUA 2025 from University of Vermont 100% 95% 90% 85% 80% 75% 10 32 54 76 98 10 Simple Prostatectomy HoLEP TURP Time after index procedure (years) PVP Re -o pe ra tio n- fr ee ra te (% ) PAE Aquablation Rezūm UroLift Patients Want One Procedure Only REFERENCE STANDARD 23© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. Our Innovation Portfolio 24 • AI-Interpreted Live Ultrasound Guidance: Personalized treatment planning combined with surgeon judgment • Robotic Resection: Precise, reproducible tissue removal while protecting critical anatomy • Designed for Scalable Adoption: Streamlined workflow that enables broader adoption across care settings HYDROS® System: Next Generation Robotic Platform HYDROS: The First AI-Enabled Robotic Platform for BPH ADVANCE EVIDENCE AND INNOVATION HYDROS is a feature-rich platform that enables a hybrid case support model

ADVANCE EVIDENCE
AND INNOVATION

We expect HYDROS to represent the majority of the install base by the end of 2026

Global expansion of HYDROS underway –
UK launch has begun

Continued pipeline investment

International represents an untapped opportunity and a more meaningful growth contributor over time

Data on File at PROCEPT BioRobotics

PROCEPT 25

ADVANCE EVIDENCE
AND INNOVATION

The Next Frontier: Prostate Cancer

Prostate Cancer

A Strategic Adjacency

- Technology
- Installed Base
- Commercial Infrastructure

Aquablation PCa




AQUABLATION
HANDPIECE
TRUS
ALIGNMENT
ANGLE
REGISTRATION
PROFILE
TREATMENT
AQUABLATION
HANDPIECE
TRUS
ALIGNMENT
ANGLE
REGISTRATION
PROFILE
TREATMENT

PROCEPT 26

This is an Area That is Very Familiar To Me

Open Heart Surgery (AVR)



Transcatheter Valve Replacement (TAVR)


Catheter

Watchful waiting was common until the suffering became unbearable

PROCEPT 27

ADVANCE EVIDENCE
AND INNOVATION

The fastest growing treatment for prostate cancer :

ACTIVE SURVEILLANCE!


A Overall use of active surveillance and watchful waiting
Active surveillance and watchful waiting use,%
15
10
5
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Year

Radical Prostatectomy

- Majority of men experience **severe erectile dysfunction**
- **25-33% rate** of Urinary Incontinence at 1 year

>60% of patients ultimately get treated with a radical prostatectomy or radiation

Trends in Active Surveillance for Men With Intermediate-Risk Prostate Cancer. Marshall et al. JAMA 2024; Hamdy, F. C., Donovan, J. L., Lane, J. A., Metcalfe, C., Davis, M., Turner, E. L., Martin, R. M., et al. (2023). Fifteen-Year Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. New England Journal of Medicine, 388(17), 1547–1558. DOI: 10.1056/NEJMoa2214122. Donovon et al NEJM 2016; 2. Bridge et al Eur Urol Open Sci 2024

PROCEPT 28

We believe Aquablation will play a meaningful role in the treatment of prostate cancer

WATER IV PCa STUDY

Multiple Initiatives to Drive Differentiated Growth Across the Horizon

Drive Procedure Growth Through Improved Execution	Educate Patients That Waiting Isn't Winning	Expand Applications
~40 MILLION U.S. men living with BPH	~40 MILLION U.S. men living with BPH	Prostate Cancer Opportunity
8M treated or previously treated with medication	8M treated or previously treated with medication	
6.7M actively on medication; 1.1M discontinued drug therapy	6.7M actively on medication; 1.1M discontinued drug therapy	
~400K annual BPH surgical procedures	~400K annual BPH surgical procedures	
~10% Aquablation penetration		

1. Vuichoud C, Loughlin KR. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6. PMID: 26497338.
2. Based on management estimates and data provided by AcuityMD, Dec 19, 2026 Data Release, US market estimates, Q4 2024 – Q3 2025

PROCEPT 30

PROCEPT BIOROBOTICS®

Unlocking Growth: A Closer Look

Pooja Sharma Rao
Chief Marketing and Strategy Officer



© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved.

Driving an Acceleration in Procedure Growth

The Next Chapter:

- Accelerate Procedure Growth
- Drive Path to Profitability
- Advance Evidence and Innovation

The Pathway to Growth

- Sales force realignment
- Dedicated launch teams
- **Share capture through strong clinical differentiation**
- **Targeted patient education and engagement programs**

The engine around BPH lays a foundation on which we can launch a prostate cancer application

PROCEPT 32

We Believe This is an Important Inflection Point

>125K patients treated worldwide

>900 global install base

Category I Reimbursement



Five-year outcomes for Aquablation therapy compared to TURP: results from a double-blind, randomized trial in men with LUTS due to BPH
THE JOURNAL of UROLOGY
Aquablation Therapy in Large Prostates (80-150 mL) for Lower Urinary Tract Symptoms Due to Benign Prostatic Hyperplasia: Final WATER II 5-Year Clinical Trial Results
WATER III: A Prospective, Partially Randomized Trial of Aquablation Therapy Versus Transurethral Laser Enucleation of the Prostate for Treatment of Lower Urinary Tract Symptoms
Aquablation at 4-years: Real World Data From the Largest Single-center Study With Associated Outcomes Follow-up
Journal of Clinical Medicine
MDPI
First Multi-Center All-Comers Study for the Aquablation Procedure
BJUI
Original Article
Aquablation for benign prostatic hyperplasia: real-world prostate size relevance and bleeding events across 6 years

Maturing body of evidence

Data on File at PROCEPT BioRobotics

PROCEPT 33

Our Approach Starts Intentionally with Building Belief in Aquablation with Clinicians and Practices



This sequencing reflects lessons learned

- Establish the therapy
- Become the Procedure of Choice
- Targeted patient education as an accelerant

Patients need to encounter physicians and care teams who believe in the differentiation of Aquablation therapy

PROCEPT 34

Our Immediate Focus: Improve Penetration of Aquablation into the Surgical Segment



~40 MILLION U.S. men living with BPH

8M treated or previously treated with medication

6.7M actively on medication | **1.1M** discontinued drug therapy

~400K annual BPH surgical procedures

~10% Aquablation penetration

Grounded in what patients want, **Aquablation delivers a COMPLETE BPH solution**, supported by a mature and growing body of clinical evidence

1. Vuichoud C, Loughlin KR. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6. PMID: 26497338.
2. Based on management estimates and data provided by AcuityMD, Dec 19, 2026 Data Release, US market estimates, Q4 2024 – Q3 2025



BPH SYMPTOMS (IPSS)



Post Void Residual (PVR, ML)

1 PATIENTS WANT: Complete Symptom Relief



Without The Compromise
<1% incontinence
<1% ED

2 PATIENTS WANT: Preserved Sexual and Urinary Function



Patients Want One-and-Done
Aquablation
Simple Prostatectomy
HoLEP
TURP
PVP
Rezum
UroLift
PAE
Time after index procedure (years)

3 PATIENTS WANT: One Procedure Only

Aquablation is a COMPLETE Solution for BPH patients

Market research data on file

PROCEPT 36

37 0 5 10 15 20 25 30 35 India WATER WATER II OPEN WATER FRANCAIS WATER Large Prostates, Helfand Jacksonville Lebanon Hong Kong Stanford Montreal ASC Freiburg Mount Sinai Japan PMS Madrid Potomac Hamburg M ild (0 -7 ) M od er at e (8 -1 9) Se ve re (2 0- 35 ) Baseline 1-6 Month 1 Year 2 Year 3 Year 4 Year 5 Year Symptom Reduction: International Prostate Symptom Score Results India, 20-118, n=47, Desai et al; WATER, 30-80ml, n=116, Gilling et al; Urodynamics, 30-80ml, n=43, Pimentel et al; WATER II, 80-150ml, n=101, Bhojani et al; OPEN WATER, 20-148ml, n=178, Bach et al; FRANCAIS WATER, 30-80ml, n=30, Misrai et al; Focal Bladder Neck Cautery, 20-263ml, n=2,089, Elterman et al; HoLEP vs Aquablation Hematuria Risk, 56±25ml, n=167, Gloger et al; Very Large Prostates, 151-362ml, n=36, Helfand et al; Jacksonville, 27-223ml, n=55, Kasraeian et al; Lebanon, 13-148ml, n=59, Labban et al; Hong Kong AUR, 61±16ml, n=20, Yee et al; Stanford AUR and CUR, 29-250ml, n=113, Burton et al; UK Day Case, 22-120ml, n=40, Ng et al; Montreal ASC, 41-270ml, n=60, Zorn et al; Freiburg Aquablation vs HoLEP, 55±19ml, n=16, Michaelis et al; Mount Sinai, 38-330ml, n=330, Omidele et al; Hamburg, 20-154ml, n=118, Bach et al; Japan PMS, 33-242ml, n=103, Hinata et al; Madrid Aquablation vs HoLEP, 72±35ml, n=75, Quintas et al; Potomac Urology, 22-263ml, n=812, Marhamati et al; Aquablation 5 Year Trend, 20-657, n=36,555, Elterman et al 38 0 50 100 150 200 250 300 350 400 450 India WATER WATER II OPEN WATER FRANCAIS WATER Stanford Montreal ASC Freiburg Mount Sinai Japan PMS Madrid Hamburg Baseline 1-6 Month 1 Year 2 Year 3 Year 4 Year 5 Year Post Void Residual Results • PVR: Urine left in the bladder after voiding • BPH: Chronic obstruction forces bladder to work harder and over time impairs bladder function • Why PVR matters: Lower PVR = better emptying, reduced risk of infection • Aquablation removes the obstruction India, 20-118, n=47, Desai et al; WATER, 30-80ml, n=116, Gilling et al; Urodynamics, 30-80ml, n=43, Pimentel et al; WATER II, 80-150ml, n=101, Bhojani et al; OPEN WATER, 20-148ml, n=178, Bach et al; FRANCAIS WATER, 30-80ml, n=30, Misrai et al; Focal Bladder Neck Cautery, 20-263ml, n=2,089, Elterman et al; HoLEP vs Aquablation Hematuria Risk, 56±25ml, n=167, Gloger et al; Very Large Prostates, 151-362ml, n=36, Helfand et al; Jacksonville, 27-223ml, n=55, Kasraeian et al; Lebanon, 13-148ml, n=59, Labban et al; Hong Kong AUR, 61±16ml, n=20, Yee et al; Stanford AUR and CUR, 29-250ml, n=113, Burton et al; UK Day Case, 22-120ml, n=40, Ng et al; Montreal ASC, 41-270ml, n=60, Zorn et al; Freiburg Aquablation vs HoLEP, 55±19ml, n=16, Michaelis et al; Mount Sinai, 38-330ml, n=330, Omidele et al; Hamburg, 20-154ml, n=118, Bach et al; Japan PMS, 33-242ml, n=103, Hinata et al; Madrid Aquablation vs HoLEP, 72±35ml, n=75, Quintas et al; Potomac Urology, 22-263ml, n=812, Marhamati et al; Aquablation 5 Year Trend, 20-657, n=36,555, Elterman et al 39 Elterman D, Gilling P, Boehrborn C et al, Meta-analysis with individual data of functional outcomes following Aquablation for lower urinary tract symptoms due to BPH in various prostate anatomies. BMJ Surg Interv Health Technologies 2021. 40

41 <1% incontinence <1% ED Aggregated data from 18 publications. References and analysis methodology in appendix. 42 <1% incontinence <1% ED Aggregated data from 18 publications. References and analysis methodology in appendix.;Bitar M, et al. Aquablation for benign prostatic hyperplasia: real-world prostate size relevance and bleeding events across 6 years. BJU Int. 2026;137(3):480–484. doi:10.1111/bju.70118 <1% transfusion rate 43Rubin B, et al. National review of re-operation rates for modern benign prostatic hyperplasia procedures using a live claims database. Abstract IP03-06. Study Design: Retrospective observational study utilizing the TriNetX database (2004–2024), AUA 2025 from University of Vermont 100% 95% 90% 85% 80% 75% 10 32 54 76 98 10 Simple Prostatectomy HoLEP TURP Time after index procedure (years) PVP Re -o pe ra tio n- fr ee ra te (% ) PAE Aquablation Rezūm UroLift Patients Want One Procedure Only REFERENCE STANDARD 44 PATIENTS WANT: Preserved Sexual and Urinary Function 2 PATIENTS WANT: One Procedure Only3 Aquablation is a COMPLETE Solution for BPH patients PATIENTS WANT: Complete Symptom Relief 1 Market research data on file

Improving Penetration of Aquablation Within the Surgical Segment


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M actively on medication
1.1M discontinued drug therapy
~400K
annual BPH surgical procedures
~10% Aquablation penetration

1 **Misalignment:** In patient priorities and physician assumptions

2 **Surgeon Comfort With Legacy Procedures**

3 **Low Patient Awareness:** Minimal awareness of Aquablation as a differentiated option

We see both as opportunities and responsibilities to lead through education and execution

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 45

A Complete BPH Solution
Through the Lens of What Matters Most to Patients


Preservation of Continence
Durability
IPSS Symptom Reduction
Reduction of Post Void Residual Volume
Qmax Improvement
Recovery Time and Ease
Preservation of Erectile Function
Preservation of Ejaculatory Function
Aquablation® Therapy
BPH Medications
UroLift™ System
Rezūm Water Vapor Therapy™
iTind™
Optilume®
Transurethral resection of the prostate (TURP)
Laser Enucleation of the Prostate (LEP)
Greenlight™ Laser Therapy
Simple Prostatectomy

PROCEPT 46

A Complete BPH Solution
Through the Lens of What Matters Most to Patients


Preservation of Continence
Durability
IPSS Symptom Reduction
Reduction of Post Void Residual Volume
Qmax Improvement
Recovery Time and Ease
Preservation of Erectile Function
Preservation of Ejaculatory Function
Aquablation® Therapy
BPH Medications
UroLift™ System
Rezūm Water Vapor Therapy™
iTind™
Optilume®
Transurethral resection of the prostate (TURP)
Laser Enucleation of the Prostate (LEP)
Greenlight™ Laser Therapy
Simple Prostatectomy

PROCEPT 47

Operationalizing Our Clinical Differentiation

Standardize and strengthen the message

Operationalize that message:

- Selling tools
- Packaged research insights highlighting what BPH patients prioritize
- Peer-to-peer education programs


Most Important Factors Impacting Which Surgery to Choose
Risk of bladder control issues after surgery 68%
Minimizing the likelihood of needing another procedure/surgery 64%
Magnitude of symptom relief 58%
Recovery time and ease 51%
Risk of erectile dysfunction 49%
Risk of needing a catheter after surgery (for 1-3 days) 33%
Risk of "dry ejaculation" 26%
AQUABLATION® THERAPY
A Complete BPH Solution
Through the Lens of What Matters Most to Patients

PROCEPT 48

Improving Penetration of Aquablation Within the Surgical Segment


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M actively on medication
1.1M discontinued drug therapy
~400K annual BPH surgical procedures
~10% Aquablation penetration

1 **Misalignment:** In patient priorities and physician assumptions

1-2% unaided awareness for BPH patients

2 Surgeon Comfort With Legacy Procedures

3 **Low Patient Awareness:** Minimal awareness of Aquablation as a differentiated option

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 49

We Start With Patients Considering Alternative Surgical Options


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M actively on medication
1.1M discontinued drug therapy
~400K annual BPH surgical procedures
~10% Aquablation penetration

OBJECTIVE:
Share capture within existing surgical market

APPROACH:
- In-practice education tools (treatment comparison guides, short videos for consult rooms)
- Digital ads for patients searching surgical terms
- Patient testimonials reinforcing clinical differentiation


THE OUTCOMES MEN DESERVE
Significant symptom improvement
AQUABLATION
FOR THE MAN
who wants to sleep through the night
>99%
100%
89%

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 50

Then Expand to Dissatisfied Medically Managed Patients


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M actively on medication
1.1M discontinued drug therapy
~400K annual BPH surgical procedures
~10% Aquablation penetration

Alpha Blockers — **Tamsulosin:**

Short-term side effects include:	Long-term side effects include:
• Dizziness; Fatigue; Ejaculatory changes	• Sexual side effects continue

+ Combination Therapy

5-alpha reductase inhibitors (5-ARIs) — **Finasteride:**

Short-term side effects include:	Long-term side effects include:
• Erectile dysfunction	• Sexual adverse effects may persist

Contemporary studies suggest BPH medications may negatively affect mental and psychological status, sexual function, and overall health

Data Analysis on File at PROCEPT BioRobotics
Bortnick EM, Simma-Chiang V, Kaplan SA. Long-term Consequences of Medical Therapy for Benign Prostatic Hyperplasia. Rev Urol. 2019;21(4):154-157.

PROCEPT 51

Then Expand to Dissatisfied Medically Managed Patients


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M actively on medication
1.1M discontinued drug therapy
~400K annual BPH surgical procedures
~10% Aquablation penetration

OBJECTIVE:
Educate patients already frustrated with medication and under care of a urologist

APPROACH:
- Digital engagement (social media, search, educational email)
- Symptom self-assessment tools
- Geo-targeted digital ads around Aquablation centers
- Direct-to-consult scheduling links

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 52

Then Expand to Dissatisfied Medically Managed Patients


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M activity on medication
1.1M discontinued drug therapy
~400K
annual BPH surgical procedures
~10% Aquablation penetration

~20% Of BPH Patients

Request specific BPH procedures by name

>70% Of Urologists

Consider patient requests if efficacy is similar

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 53

Long-Term, We Can Broaden Our Educational Efforts


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M activity on medication
1.1M discontinued drug therapy
~400K
annual BPH surgical procedures
~10% Aquablation penetration

OBJECTIVE:
Build broader awareness only after conversion pathways are validated

APPROACH:
- Broader therapy development campaigns
- Patient webinars & community education


MEN'S HEALTH
AWARENESS MONTH

Data Analysis on File at PROCEPT BioRobotics

PROCEPT 54

Multiple Initiatives to Drive Differentiated Growth Across the Horizon

Drive Procedure Growth Through Improved Execution


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M activity on medication
1.1M discontinued drug therapy
~400K
annual BPH surgical procedures
~10% Aquablation penetration

Educate Patients That Waiting Isn't Winning


~40 MILLION
U.S. men living with BPH
8M treated or previously treated with medication
6.7M activity on medication
1.1M discontinued drug therapy
~400K
annual BPH surgical procedures

Expand Applications



Prostate Cancer Opportunity

1. Vuichoud C, Loughlin KR. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6. PMID: 26497338.
2. Based on management estimates and data provided by AcuityMD, Dec 19, 2026 Data Release, US market estimates, Q4 2024 – Q3 2025

PROCEPT 55

PROCEPT BioRobotics®

Prostate Cancer: Our Next Frontier

Barry Templin
Chief Technology Officer



© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved.

Prostate Cancer Is A Multifocal Disease Requiring A Whole Gland Treatment

Prostate cancer is not a focal disease, and focal treatment is limited

>40% of patients with GG2 cancer on one side of the prostate had **unidentified GG2 cancer** on the other side at final pathology[1]



Visible on MRI
Not visible on MRI

1. Johnson et al Cancer 2019

PROCEPT 57

Methodical Approach in Evidence Development

FEASIBILITY › FOUNDATIONAL › PIVOTAL

	PRCT001.A	Endeavor Health Series	PRCT002	Retrospective Study	PRCT001.B	WATER IV
	Prospective, Feasibility	Retrospective, Foundational	Prospective, Foundational	Retrospective, Foundational	Prospective, Foundational	Prospective Randomized Trial
Cancer Patient Profile	GG 1 – 2	GG 1	GG 1 – 2	Salvage RP in previous Aquablation patients	GG 1-3	GG 1-3 RCT vs RP
Cohort Size (n=)	5	1,445	22	14	119	280
Primary Research Aim	Safety and CTC characterization	Cancer progression characterization	Procedural safety & cancer progression precursor to WATER IV	Evidence that salvage RP is feasible following an Aquablation BPH or PCa procedure	Procedural development & cancer progression	Pivotal study for efficacy & safety

RP = Radical Prostatectomy   CTC = circulating tumor cells   GG = Grade Group   RCT = Randomized Control Trial

PROCEPT 58

A Typical BPH Surgical Technique: Planning



AQUABLATION THERAPY
9:45:07 AM
Wednesday, April 9, 2025
PT1_24C03180_2025Apr09
Gain 50
Depth 80.0 mm
Preset Harm.
AQUABLATION THERAPY
Boundary detected
Mid Prostate 165.0°
Aquablation BPH

PROCEPT 59

BPH Resection With Aquablation Results in a Large Unobstructed Channel

Sagittal view



AQUABLATION THERAPY
9:45:07 AM
Wednesday, April 9, 2025
BLADDER
AQUABLATION THERAPY
10:18:12 AM
Wednesday, April 9, 2025

PROCEPT 60

61 Transverse view BPH Resection With Aquablation Results in a Large Unobstructed Channel 62 MRI Details to Help Inform Surgical Approach Planning for a Prostate Cancer Case with Aquablation Aquablation PCa 63 Aquablation for Prostate Cancer Achieves Whole Gland Resection While Sparing the Capsule 64 Aquablation's Versatility Can Deliver an Appropriate Procedure for both BPH and PCa Patients

Post Aquablation Prostate Cancer Resection: 6M MRI

MRI Confirmation of Tissue Removal


Axial T2-weighted
High–b Value Diffusion-Weighted

PROCEPT 65

We Are Taking a Methodical Approach in Evidence Development

FEASIBILITY → FOUNDATIONAL → PIVOTAL

	PRCT001.A	Endeavor Health Series	PRCT002	Retrospective Study	PRCT001.B	WATER IV
	Prospective, Feasibility	Retrospective, Foundational	Prospective, Foundational	Retrospective, Foundational	Prospective, Foundational	Prospective Randomized Trial
Cancer Patient Profile	GG 1 – 2	GG 1	GG 1 – 2	Salvage RP in previous Aquablation patients	GG 1-3	GG 1-3 RCT vs RP
Cohort Size (n=)	5	1,445	22	14	119	280
Primary Research Aim	Safety and CTC characterization	Cancer progression characterization	Procedural safety & cancer progression precursor to WATER IV	Evidence that salvage RP is feasible following an Aquablation BPH or PCa procedure	Procedural development & cancer progression	Pivotal study for efficacy & safety

RP = Radical Prostatectomy CTC = circulating tumor cells GG = Grade Group RCT = Randomized Control Trial

PROCEPT 66

We Are Taking a Methodical Approach in Evidence Development

PRCT001.A
Prospective, Feasibility
GG 1 – 2
5
Safety and CTC characterization

PROCEPT 67

We Are Taking a Methodical Approach in Evidence Development

PRCT001.A	PRCT001.B
Prospective, Feasibility	Prospective, Foundational
GG 1 – 2	GG 1-3
5	119
Safety and CTC characterization	Procedural development & cancer progression

Enrollment for PRCT001 Now Complete

PROCEPT 68

69 RP = Radical Prostatectomy CTC = circulating tumor cells GG = Grade Group RCT = Randomized Control Trial PRCT001.A Endeavor Health Series PRCT002 Retrospective Study PRCT001.B WATER IV Prospective, Feasibility Retrospective, Foundational Prospective, Foundational Retrospective, Foundational Prospective, Foundational Prospective Randomized Trial Cancer Patient Profile GG 1 – 2 GG 1 GG 1 – 2 Salvage RP in previous Aquablation patients GG 1-3 GG 1-3 RCT vs RP Cohort Size (n=) 5 1,445 22 14 119 280 Primary Research Aim Safety and CTC characterization Cancer progression characterization Procedural safety & cancer progression precursor to WATER IV Evidence that salvage RP is feasible following an Aquablation BPH or PCa procedure Procedural development & cancer progression Pivotal study for efficacy & safety We Are Taking a Methodical Approach in Evidence Development FEASABILITY FOUNDATIONAL PIVOTAL Endeavor Health Series Retrospective, Foundational GG 1 1,445 Cancer Progression characterization PRCT001.A Prospective, Feasibility GG 1 – 2 5 Safety and T characterization PRCT001.B Prospective, Foundational GG 1-3 119 Procedural development & cancer progression 70 ENDEAVOR Health Series: Aquablation Significantly Slowed the Progression of Cancer By removing a moderate amount of prostate tissue, Aquablation delayed the natural progression of cancer in this study 44% Fewer upgrades at 5 years compared to Active surveillance 71 The PRCT001 Study: Demographics Reflected the Typical Profile of PCa Where Majority of Patients Had Cancer in the Peripheral Zone Patient Demographics Anatomy & Procedure Details 124 Prostate Cancer Patients Treated 90 Patients with 6 mo follow up 37 Patients with 12 mo follow up Age (years old) 66.4 ±6.7 Grade-Group GG1 36% (44/124) GG2 61% (76/124) GG3 3% (4/124) Patients with MR visible lesion (≥PIRADS 3) 77% (95/124) Percent Patients with IPSS ≥ 8 100% (124/124) IPSS 17.4 ±6.7 Prostate Vol. Avg 65.3 ± 31.5 Cancer Location Transitional Zone 32% (24/75) Peripheral Zone 57% (43/75) Transitional Zone + Peripheral Zone 7% (5/75) Zone not specified 4% (3/75) LOS (days) 1.3 ± 1.1 Cath Duration (days) 2.3 ± 2.2 72 Radical Prostatectomy AFU STUDY2 Radical Prostatectomy PROTECT STUDY1 PRCT001 Study: Aquablation Patients Had Stable Erectile Function Through 12 Months SH IM S co re 1. Donovon et al NEJM 2016; 2. Ploussard et al 2024; 3. Data on file The Sexual Health Inventory for Men (SHIM) is a 5-item, validated questionnaire (also known as IIEF-5) used by urologists to assess erectile dysfunction (ED) severity, with total scores ranging from 1 to 25. A score of 21 or less suggests ED, categorized as: 22-25 (None), 17-21 (Mild), 12-16 (Mild-moderate), 8-11 (Moderate), and 1-7 (Severe). 19.0 6.0 Baseline 6 months 12 months 16.0 4.1 5.5 0 5 10 15 20 25 Baseline 6 months 12 months Aquablation3 16.7 16.2 17.5 Baseline 6 months 12 months Avg age = 66Avg age = 65Avg age = 62 Moderate ED Severe ED

73 Radical Prostatectomy TrueNTH STUDY2 Radical Prostatectomy PROTECT STUDY1 The PRCT001 Study: Aquablation Patients Had Low and Sustained Rates of Urinary Incontinence Out to 12 Months 1. Donovon et al NEJM 2016; 2. Bridge et al Eur Urol Open Sci 2024; 3. Data on file. 2 46 26 0 10 20 30 40 50 Baseline 6 months 12 months % P ad U se 4 35 Baseline 6 months 12 months Aquablation3 0 3 0 Baseline 6 months 12 months Avg age = 66Avg age = 64Avg age = 62 74 The PRCT001 Study: Aquablation Patients Had An Additional Benefit of BPH Symptom Reduction Moderate (8-19) Severe (20-35) 17.4 7.7 6.6 5.7 0 5 10 15 20 25 30 35 Baseline 3 month 6 month 12 month IPSS Total Score Achievement of low IPSS score at follow-upMild (0-7) 75 98 96 94 93 3 mo. 6 mo. 9 mo. 12 mo. 97 94 0 20 40 60 80 100 3 mo. 6 mo. 9 mo. 12 mo. Fr ee do m fr om S al va ge (% ) 100 100 93 93 3 mo. 6 mo. 9 mo 12 mo. Aquablation3 Radical Prostatectomy AFU STUDY2 Radical Prostatectomy UCSF1 1. Szymaniak et al 2023; 2. Ploussard et al 2024; 3. Data on file The PRCT001 Study: Freedom from Additional (Salvage) Treatment in Aquablation vs Published Radical Prostatectomy Data 76 Trial design WATER IV PCa: Aquablation vs. Prostatectomy RCT Ten Year Follow-up with Annual Comparative Analyses 6-Month Endpoint FDA Analysis 12-Month Key Secondary Endpoint Co-Primary Endpoints: • Incontinence (pad use) • Erectile Dysfunction Long term follow-up will capture the expected true benefit of Aquablation: Harm reduction when Aquablation is the first treatment as opposed to prostatectomy Annual Secondary Endpoint Evaluations Compare: • PSA, cancer progression, salvage treatment risk • Time with incontinence and erectile dysfunction • Quality of life changes No GG* Progression: • Biopsy based • Aquablation arm only Follow-up continues regardless of additional treatments Aquablation N = 210 Year 10 Follow-up continues regardless of additional treatments Radical Prostatectomy N = 70 Year 10 280 Patients Localized Prostate Cancer Grade Group (GG) 1-3 3:1 Randomization

77 One year of enrollment progress WATER IV CLINICAL TRIAL On pace to complete all procedures by mid-2026 significantly faster than anticipated Goal: 280 randomized patients 31 global centers recruiting as we exited 2025 Averaging <60 days from consent to treatment 78 Our Technology Enables Expanded Applications Beyond BPH Future AI algorithm improvement Expanded patient applications 79 We Believe Aquablation Will Play an Important Role in Treatment of Prostate Cancer 1 Prostate Cancer is a multi-focal disease that requires a whole gland treatment We are the First Company Growing body of clinical evidence supports Aquablation can become a frontline option 32 Aquablation therapy can treat the whole gland including the peripheral zone To receive FDA-IDE approval to enroll a randomized trial comparing surgical therapy vs. radical prostatectomy 80© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved. Financial Update Kevin Waters Chief Financial Officer

Strong track record of driving growth, expanding margins and scaling efficiently

	2022	2023	2024	2025
Total Revenue ($M)	$75	$136	$225	$309
Gross Margin (%)	49.4%	52.2%	61.1%	63.7%
EBITDA Loss* ($M)	$68.0	$86.5	$60.1	$50.2

Revenue **+60% CAGR**

Margin Expansion **14.3pts**

Improved Operating Leverage

*Adjusted EBITDA is a financial measure that is not prepared in accordance with generally accepted accounting principles in the United States (GAAP).
For more information about the Company's use of non-GAAP financial measures, please see appendix

PROCEPT 81

Aquablation remains significantly underpenetrated in the U.S.

	2022	2023	2024	2025
U.S. Procedures (000)	7.4	16.5	27.8	43.3
Ending Install Base	167	315	505	718

Procedure **+80% CAGR**

~10% market penetration[1,2]

Install Base **+63% CAGR**

~25% market penetration[1,2]

Market penetration estimates calculated based on market size from the following sources
1. Vuichoud C, Loughlin KR. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6. PMID: 26497338.
2. Based on management estimates and data provided by AcuityMD, Dec 19, 2026 Data Release, US market estimates, Q4 2024 – Q3 2025

PROCEPT 82

PROCEPT BioRobotics®

Financial Outlook


AQUABLATION
HYDROS

© 2026 PROCEPT BioRobotics Corporation. All Rights Reserved.

2026 – 2027: Key Financial Metrics

Strong Revenue Growth

- 2026 revenue guidance[1] of **$390 to $410 million**, representing growth of 27% to 33%
- **25% to 30% annual revenue growth in 2027**[1] driven by increased procedure growth from new and existing accounts, and Hydros replacement cycle as legacy AquaBeam systems age

Expanding gross margins

- 2026 gross margin **65%**[1].
- Targeting 2027 gross margin range of **68% to 70%**[1]
- **HP margin** will be tailwind to corporate gross margin expansion

Improved operating leverage

- 2026 adjusted **EBITDA**[1,2] **loss** guidance of $30 to $17 million
- 2027 adjusted **EBITDA**[1,2] **gain** of $25 to $30 million

1. 2026 + 2027 financial guidance issued on February 26, 2026
2. Adjusted EBITDA is a financial measure that is not prepared in accordance with generally accepted accounting principles in the United States (GAAP).
For more information about the Company's use of non-GAAP financial measures, please see appendix

PROCEPT 84

Scalable Revenue Growth Drivers

- **Strong Revenue Growth**
- Expanding gross margins
- Improved operating leverage

Commercial execution to drive strong revenue growth

- Incentivize **organic, same facility procedure growth**
- Activate New Account **Launch Teams**
- Handpiece **Pricing Discipline**
- Initiate **Replacement Cycle**
- Explore **operating lease pilots** to expand into additional customer groups

PROCEPT 85

2026 Revenue Guidance*

$390M to $410M
Total Revenue

$340M to $359M
U.S. Revenue

$50M to $51M
Int'l Revenue

$95M to $100M System Revenue	**$221M to $235M** Handpiece + Other Consumable Revenue
~$24M Service Revenue	**$3,500** Handpiece Price
60,000 to 64,000 Procedures	**HPs sold to align with procedure volumes**

*2026 financial guidance issued on February 25, 2026

PROCEPT 86

2026 Guidance* Assumes 1:1 HP to Procedure ratio


U.S. Procedures (000)
2.9
7.4
16.5
27.8
43.3
2021
2022
2023
2024
2025


U.S. Handpieces (000)
3.3
8.4
18.6
32.3
46.6
2021
2022
2023
2024
2025


% Handpieces to Procedures
115%
108%
100%
2021-2024
2025
2026

Handpiece ordering should more closely track procedure volume going forward

*2026 financial guidance issued on February 25, 2026

PROCEPT 87

2026 Procedure Contribution Breakdown to Achieve Low End of Guidance Range*


2026 Ending Install Base by Cohort
208-213
Systems sold Guidance In 2026
213
Systems sold In 2025
505
Systems sold pre-2025

~45% of systems sold are still naturally maturing in 2026


Procedure Contribution by Cohort
~43,000
~7,000
~36,000
~60,000
~8,000
~14,000
~38,000
2025
2026

2025 Cohort will have full year contribution in calendar 2026

With launches occurring throughout the year, the **2026 cohort** contributes for only about half the year

2026 guidance assumes only a modest additional benefit from **Launch Teams** compared to prior years' launch contributions

*2026 financial guidance issued on February 25, 2026

PROCEPT 88

2026 Revenue Build by Segment*



Annual Revenue
($M)
$410
High-end
$390
Low-end
$308
$308
2025 Base
2025
Actual
2026
Guidance

Factors To Achieve Low-End Range

- Modest utilization growth in legacy install base
- Normal procedure contribution from new account launches
- Flat New System Revenue
- Handpiece Pricing Benefit
- International revenue

Factors To Achieve High-end Range

- Improved organic procedure growth in legacy install base
- Better than expected replacement sales
- Incremental procedural tailwinds from Launch Team

*2026 financial guidance issued on February 25, 2026

PROCEPT 89

HP pricing will be meaningful revenue tailwind in 2026*



HP Pricing Trends
($000)
+9%
$3.50
$3.12
$3.18
$3.22
2023
2024
2025
2026

- **Improved pricing discipline**
- **Increased HP list price on January 1, 2026**
- **Future gross margin tailwind**

*2026 financial guidance issued on February 25, 2026

PROCEPT 90

Global Revenue Profile*



Global Revenue ($ mil)
+25% to 30%
$390 - $410
+27% to 33%
$308
+37%
$224.47
+65%
2024
2025
2026
2027

2027 Revenue Drivers

- Growing U.S. Install Base
- Increased Replacement Revenue
- Stable handpiece & system pricing
- Continued penetration of UK + Japan market

*2026 + 2027 financial guidance issued on February 26, 2026

PROCEPT 91

Long Term Profitability and EBITDA Expansion



HYDROS

PROCEPT 92

Clear Path to Profitability

Strong Revenue Growth

Expanding gross margins

Improved operating leverage

Operational Efficiencies Driven by

- **HP revenue mix** will be meaningful tailwind to corporate gross margin expansion
- Disciplined HP pricing
- Targeting R&D as percent of sales ratio of mid-teens long-term
- Introduce hybrid clinical support model to scale sales force long-term

PROCEPT 93

How to Achieve 68% to 70% gross margin by 2027*...

Handpiece

- **Favorable Unit Margin**
- HP revenue will be tailwind to multi-year gross margin expansion as percent of global revenue increases

Capital

- Declining mix of system revenue will reduce pressure on multi-year gross margin expansion
- Chinese ultrasound supplier is largest tariff exposure

Tariff Mitigation Strategy

Working with suppliers to onshore manufacturing

Tariff exposure expected to stabilize in 2027

2025 – $1.3M **2026E – $5M to $6M** **2027E - $6M**


Annual Gross Margin Targets
64%
65%
68-70%
2025
2026
2027

*2026 + 2027 financial guidance issued on February 26, 2026

PROCEPT 94

R&D spend will remain robust, but will be meaningful source of future operating leverage*


Annual R&D Spend
GROWTH
$48.5
$62.3
$71.3
2023
2024
2025
2026
2027


R&D as % of Sales
36%
28%
23%
LEVERAGE
15-17%
TARGET
2023
2024
2025
2026
2027

Invest in core strategic areas to accelerate innovation & support growth

- Clinical evidence
- New product development

Revenue growth will outpace R&D spend, improving leverage ratio

Majority WATER IV Cost will conclude in 2026

*2026 + 2027 financial guidance issued on February 26, 2026

PROCEPT 95

Once positive, adjusted EBITDA[1,2] is expected to achieve sustained positive momentum


Adjusted EBITDA
($-mil)
2023
-$87
2024
-$60
2025
-$50
2026
-$30 to -$17
2027
+$25 to +$30

SG&A Leverage Drivers

- Improved sales force productivity
- Initiate hybrid clinical support model
- SG&A is expected to drive leverage despite increased marketing investments
- 2026 Guidance Assumes positive EBITDA in 4Q26

1. 2026 + 2027 financial guidance issued on February 26, 2026
2. Adjusted EBITDA is a financial measure that is not prepared in accordance with generally accepted accounting principles in the United States (GAAP). For more information about the Company's use of non-GAAP financial measures, please see appendix

PROCEPT 96

97 Balance Sheet and Metrics 98 Strong balance sheet supports scalable growth • Continue to drive working capital improvements • Meaningful opportunity to reduce Days Inventory on Hand and Days Sales Outstanding • Do not expect cash balance to drop below $175 million* Operating Cash Flow • $52 Million bank loan with extremely attractive rate • Debt maturity 4Q27 • Procept is positioned to be cash-flow positive at maturity* Outstanding Debt • Procept requires little CAPEX investment • Existing San Jose headquarters provides meaningful capacity to scale • 3-4% target: CAPEX as percent of sales* Capital Spending (PPE) *2026 + 2027 financial guidance issued on February 26, 2026 99 Moderated Q&A 100 THANK YOU

Appendix - Non-GAAP Reconciliations

PROCEPT BioRobotics Corporation
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
Net loss	$ (29,845)	$ (18,856)	$ (95,572)	$ (91,413)
Depreciation and amortization expense	1,709	1,453	6,390	5,234
Stock-based compensation expense	10,842	9,085	47,603	31,840
Interest (income) and interest expense, net	(1,719)	(2,017)	(8,632)	(6,711)
Adjusted EBITDA	$ (19,013)	$ (10,335)	$ (50,211)	$ (61,050)

PROCEPT BioRobotics Corporation
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED 2026 EBITDA Guidance
(Unaudited, in thousands)

	For the Year Ending December 31, 2026	
	LOW	HIGH
Net loss	$ (91,500)	$ (78,500)
Depreciation and amortization expense	7,500	7,500
Stock-based compensation expense	59,000	59,000
Interest (income) and interest expense, net	(5,000)	(5,000)
Adjusted EBITDA	$ (30,000)	$ (17,000)

PROCEPT 101

Risk and Safety Information

All surgical treatments have inherent and associated side effects, some of which may lead to serious outcomes and may require intervention. Individual's outcomes may depend on a number of factors, including but not limited to patient characteristics, disease characteristics and/or surgeon behavior. The most common side effects are mild and transient and may include mild pain or difficulty when urinating, discomfort in the pelvis or penis, blood in the urine, inability to empty the bladder or a frequent and/or urgent need to urinate, and bladder or urinary tract infection. Other risks include but are not limited to: anesthesia risk; sexual dysfunction, including ejaculatory or erectile dysfunction; injury to the urethra, such as false passage or stricture, or to the rectum, including rectal incontinence/perforation; bladder or prostate capsule perforation; infection, including the potential transmission of blood borne pathogens; bleeding; incontinence; embolism; electric shock/burn; transurethral resection (TUR) syndrome; bladder neck contracture; and bruising. No claim is made that the AquaBeam Robotic System or HYDROS Robotic System will cure any medical condition, or entirely eliminate the diseased entity. Repeated treatment or alternative therapies may sometimes be required.

Rx Only

Prostate Cancer Clinical Trial (WATER IV)

Caution: Aquablation therapy for the treatment of prostate cancer is limited by federal law to investigational use only. The safety and effectiveness of Aquablation therapy for the treatment of prostate cancer has not been established.

PROCEPT 102

Clinical Data Summary Methodology

Studies with distinct patient cohorts evaluating Aquablation therapy were included, abstracts and unpublished data were excluded; Studies with fewer than 30 patients were excluded; Data was pulled from 18 Aquablation therapy publications up to January 2025; Listed below; Outcomes of interest were aggregated together, and subsequently weighted based on the studies sample size; Not all publications included all outcomes of interest, and thus were excluded from each respective analysis.

India, 20-118, n=47, Desai et al; WATER, 30-80ml, n=116, Gilling et al; WATER II, 80-150ml, n=101, Bhojani et al; OPEN WATER, 20-148ml, n=178, Bach et al; FRANCAIS WATER, 30-80ml, n=30, Misrai et al; Very Large Prostates, 151-362ml, n=36, Helfand et al; Jacksonville, 27-223ml, n=55, Kasraeian et al Lebanon, 13-148ml, n=59, Labban et al; Stanford AUR and CUR, 29-250ml, n=113, Burton et al; Montreal ASC, 41-270ml, n=60, Zorn et al; Mount Sinai, 38-330ml, n=330, Omidele et al; Hamburg, 20-154ml, n=118, Bach et al; Japan PMS, 33-242ml, n=103, Hinata et al; Madrid Aquablation vs HoLEP, 72±35ml, n=75, Quintas et al; Israel, 31-138, n=50, Shvero et al; Italy, 43-81, n=109, Amparore et al; Focal Bladder Neck Cautery, 20-263ml, n=2,089, Elterman et al; HoLEP vs Aquablation Hematuria Risk, 56±25ml, n=167, Gloger et al

PROCEPT 103

Clinical Methodology (Slide 44 & 45)

Categories reflect the top patient priorities identified through patient market research commissioned by PROCEPT BioRobotics and conducted by third-party research organizations. Note: IPSS, Qmax and PVR were all included as measures of the patient priority, magnitude of symptom relief.

References

1. Rubin B, et al. Re-operation rates after endoscopic BPH procedures. J Urol. 2025;213(Suppl):e66.06.
2. Tanneru K, et al. Indirect comparison of newer MISTs for BPH. J Endourol. 2021;35:409-416.
3. Ritter M, et al. WATER III: Aquablation vs laser enucleation.
4. Thomas JA, et al. GreenLight XPS vs TURP (GOLIATH). Eur Urol. 2016;69:94-102.
5. Leong JY, et al. Sexual dysfunction in BPH surgery. Curr Sex Health Rep. 2019;11:190-200.
6. Comiter C, et al. Urinary incontinence after prostate treatment. UpToDate. 2020.
7. Sapetti J, et al. Urinary incontinence after HoLEP. Prog Urol. 2019;29:101-107.
8. Khera M. Simple prostatectomy. Medscape. 2018.
9. Chughtai B, et al. iTind RCT for LUTS/BPH. Urology. 2021;153:270-276.
10. Lucca I, et al. Minimally invasive simple prostatectomy: systematic review. World J Urol. 2015;33:563-570.
11. Kaplan SA, et al. Optilume BPH (PINNACLE). J Urol. 2023;210:500-509.
12. McConnell JD, et al. MTOPS: long-term medical therapy outcomes. N Engl J Med. 2003;349:2387-2398.
13. Fiori C, et al. Robotic urethral-sparing simple prostatectomy. Urol Video J. 2022;14:100147.
14. Roehrborn CG, et al. Early experience with PUL vs WVTT (CLEAR). J Urol. 2024;211(Suppl):e752.
15. Gilling P, et al. WATER trial: Aquablation vs TURP. J Urol. 2018;199:1252-1261.
16. Sandhu JS, Bixler BR, Dahm P, et al. Management of lower urinary tract symptoms attributed to benign prostatic hyperplasia (BPH): AUA Guideline amendment 2023. J Urol. 2023;10.1097/JU.0000000000003698.

Category Criteria

TURP, as the standard-of-care, is considered the benchmark for the graphic representation.

Preservation of Continence: rate of persistent urinary incontinence [2,3,5,6,11,12]

Durability: the proportion of patients who go on to receive an additional surgical intervention. Real-world-evidence prioritized as source data, with minimum 3-year follow-up data available in third-party national healthcare database. Non-applicable to BPH medications, due to no definitive treatment. Other unrepresented procedures due to unavailability of 3-year RWE.[1]

IPSS Symptom Reduction: reduction in International Prostate Symptom Score (IPSS) from baseline. According to AUA guideline, Management of Lower Urinary Tract Symptoms Attributed to Benign Prostatic Hyperplasia (2023)[16] – "There is nearly universal agreement that [alpha blockers] are all relatively equally effective in terms of IPSS improvement, with an expected range of improvement of 5-8 points, compared to an expected effect of placebo from 2-4 points." Intermediate group identifies reported symptom reduction values above the range of symptom improvement from medications, but not clinically proven to be comparable to TURP. [2,3,4,9,10,11,12]

Reduction of Post Void Residual Volume: reduction in post-void residual volume, in mL [2,3,4,9,11,12,13]

Qmax Improvement: peak urinary flow, mL/s [2,3,4,9,10,11,12]

Recovery Time and Ease: No single outcome measure to represent post-operative recovery experience is widely available in the literature, or collected using consistent methodology, to apply as the criteria. Therefore, the procedures differentiated from the intermediate group (default) reflect the following:

BPH medications – no post-operative recovery period; Rezum – inferior patient recovery in the CLEAR trial[14]; iTind – additional procedure required to retrieve temporary implant; LEP – rates of post-operative incontinence[3,5,6,7]; Simple prostatectomy – requires invasive surgical access.

Preservation of Erectile Function: erectile dysfunction measured according to International Index of Erectile Function (IIEF) after symptoms from immediate postoperative period expected to resolve. [2,5,6,8,9,11,12] Note: TURP as the reference point is categorized as low due to other treatments with lesser (more favorable) reported rates of erectile dysfunction.

Preservation of Ejaculatory Function: ejaculatory dysfunction measured according to Male Sexual Health Questionnaire for Ejaculatory Dysfunction (MSHQ-EjD) at 3 months follow-up.[2,5,6,9,11,12] Note: TURP as the reference point is categorized as low due to other treatments with lesser (more favorable) reported rates of ejaculatory dysfunction.

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